POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                         /s/ John F. Barrett
                                                     ---------------------------
                                                     John F. Barrett

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of December, 2006.



                                                         /s/ Donald A. Bliss
                                                     ---------------------------
                                                     Donald A. Bliss

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                         /s/ James N. Clark
                                                     ---------------------------
                                                     James N. Clark

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, her attorney-in-fact, for her and in her name, place and stead and in her office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19th day of December, 2006.



                                                         /s/ Jo Ann Davidson
                                                     ---------------------------
                                                     Jo Ann Davidson

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                       /s/ Eugene P. Ruehlman
                                                     ---------------------------
                                                     Eugene P. Ruehlman

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                      /s/ George H. Walker, III
                                                     ---------------------------
                                                     George H. Walker, III

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                       /s/ Thomas L. Williams
                                                     ---------------------------
                                                     Thomas L. Williams

                                POWER OF ATTORNEY


     WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Columbus Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2006.



                                                       /s/ William J. Williams
                                                     ---------------------------
                                                     William J. Williams